UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

Zenosense, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54936	26-3257291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Avda Cortes Valencianas 58, Planta 5 46015 Valencia, Spain	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 34 960454202

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On April 28, 2014, Zenosense, Inc. (the “Company”) entered into an amendment to its Development and Exclusive License Agreement with Sgenia Industrial, S.L. (“Sgenia”), Sgenia Soluciones, S.L., and ZENON Biosystem, S.L.

Under the terms of the amendment, the Company has the optional right to fund the development of prospective cancer sensory devices that may be based on the Sgenia patents (the “New Products”) and if funded, the Company will have the right to manufacture, market and sell the resulting prospective New Products.

A copy of the form of the amendment to the Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01  Financial Statement and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Form of Amendment No. 2 to the Development and Exclusive License Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENOSENSE, INC.
Date: May 2, 2014	By:	/s/ Carlos Jose Gil
Carlos Jose Gil, President and Chief Executive Officer